UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2024

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 2100
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2024, Armada Hoffler Properties, Inc. (the “Company”) terminated the employment of Shelly R. Hampton, the former President of Asset Management of the Company, without cause.

On July 23, 2024, Ms. Hampton and the Company entered into a Separation and General Release Agreement (the “Separation Agreement”) that will become effective on July 31, 2024, unless it is earlier revoked. Subject to the terms and conditions of the Separation Agreement, Ms. Hampton will be entitled to severance payments and other benefits that are consistent with the compensation and other benefits applicable to a Tier II Participant in the Armada Hoffler, L.P. Amended and Restated Executive Severance Benefit Plan, as defined therein and as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2024. Additionally, pursuant to the Separation Agreement, the Company accelerated the vesting of an aggregate of 28,432 unvested shares of restricted stock held by Ms. Hampton. All of Ms. Hampton’s other outstanding unvested equity awards were forfeited pursuant to the Separation Agreement.

Ms. Hampton executed a release of claims against the Company in connection with entering into the Separation Agreement. Under the Separation Agreement, Ms. Hampton has agreed (A) not to disclose any confidential or proprietary information of the Company and (B) not to compete with the Company or solicit the Company’s employees, customers or vendors for one year following her Termination Date. Each of the Company and Ms. Hampton also agreed not to disparage the other party.

The foregoing summary of the Separation Agreement is not a complete description of all of the terms and conditions, and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation and General Release Agreement, entered into as of July 23, 2024, between Shelly R. Hampton and Armada Hoffler Properties, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: July 24, 2024	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary